Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Consolidated Statements of Condition
Held to maturity, Market value (in dollars)	$ 4,400	$ 3,400
Available for sale, Amortized cost (in dollars)	$ 5,472,310	$ 5,330,814
Common shares, par value (in dollars per share)	$ 1	$ 1
Common shares, Authorized shares	275,000,000	275,000,000
Common shares, issued shares	96,616,673	96,466,900
Treasury, shares	34,407,674	34,391,184